UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-16214                  14-0462060
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

                      1373 Broadway, Albany, New York 12204
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

A copy of the Company press release announcing the adoption of a written trading plan under rule 10b5-1 is filed as Exhibit 99.1 to this report.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALBANY INTERNATIONAL CORP.


                                            By: /s/ Michael C. Nahl
                                                --------------------------------
                                            Name:  Michael C. Nahl
                                            Title: Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)

Date: May 18, 2006

                                  EXHIBIT INDEX
Exhibit No.     Description
-----------     -----------

99.1            News release dated May 16, 2006.

                                                                    Exhibit 99.1

             ALBANY INTERNATIONAL ANNOUNCES APPROVAL OF 10b5-1 PLAN

      Albany, New York, May 16, 2006 - Albany International Corp. (NYSE:AIN; PCX, FWB) announced today that it has adopted a written trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934 to facilitate the repurchase of its common stock pursuant to the Company's previously announced share repurchase authorization. A broker or brokers selected by the Company will have the authority under terms and limitations specified in the plan to repurchase shares on behalf of the Company, up to the 758,720 shares remaining under the existing repurchase authorization. Under the terms of the plan, there can be no assurance that any shares will in fact be purchased.

      Purchases may be made under the plan beginning May 19, 2006. The latest date on which the plan will terminate is October 25, 2006. A 10b5-1 plan allows the Company to repurchase shares at times when it would ordinarily not be in the market because of the Company's trading policies. The Company would remain authorized to purchase shares after the termination of the 10b5-1 plan, without further announcement, to the extent that fewer than 758,720 shares are purchased under the 10b5-1 plan.

      Albany International is the world's largest producer of custom-designed paper machine fabrics and process belts that are essential to the manufacture of paper and paperboard. In its family of businesses, Albany applies its core competencies in advanced textiles and materials to other industries. Founded in 1895, the Company is headquartered in Albany, New York, and employs approximately 5,900 people worldwide. The Company's plants are strategically located to serve its global customers. Additional information about the Company and its businesses and products is available at www.albint.com.